January 11, 1999



Ms. Susan Fein Zawel
31 Harrows Lane
Purchase, New York 10577

Dear Ms. Fein Zawel:

         Reference is made to the Employment Agreement (the "Agreement") dated January 8, 1996 between United Industrial Corporation and you. Terms defined in the Agreement are used herein as so defined. The Agreement is hereby amended as follows:

          1. Paragraph 2 is amended to change the Termination Date to June 30, 2001.

          2. Clause (iii) at the end of Paragraph 3 is amended to delete the reference to six (6) months and to substitute one (1) year therefor.

          3. Paragraph 4(a) is amended to change Employee's salary effective as of January 1, 1999 to one hundred fifty-one thousand four hundred ten dollars (151,410).

          4. Paragraph 16 is amended to change the Employer's address for notices to the address set forth above.

         Except as amended hereby the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

Ms. Susan Fein Zawel
January 11, 1999
Page 2



         Kindly confirm your agreement to the foregoing by signing below where indicated and returning a signed copy to the undersigned.




                                     Very truly yours,

                                     UNITED INDUSTRIAL CORPORATION

                                     By: /s/ Richard R. Erkeneff
                                         -----------------------------------
                                         Richard R. Erkeneff, President




Confirmed and Agreed To:




Susan Fein Zawel
-------------------------
Susan Fein Zawel